West Coast Community Bancorp Announces Share Repurchase Program

SANTA CRUZ, Calif., Nov. 13, 2026 (GLOBE NEWSWIRE) -- The Board of Directors of West Coast Community Bancorp (the “Company”) (Nasdaq: WCCB), the parent company of West Coast Community Bank, announced the approval of a new share repurchase program. Under the share repurchase program, the Company is authorized to repurchase up to $25 million of the Company’s common stock in the open market or through privately negotiated transactions as market conditions warrant. The program does not obligate the Company to repurchase any specified number of shares.

The timing and price of repurchases as well as the actual number of shares repurchased under the program will be at the discretion of the Company and will depend on a variety of factors, including general market conditions, the stock price, regulatory requirements and limitations, corporate liquidity requirements and priorities and other factors. The share repurchase program expires December 31, 2028.

“This share repurchase program reflects our confidence in the strength of our balance sheet and the long-term value of our Company,” said Krista Snelling, Chairman and Chief Executive Officer of West Coast Community Bancorp. “The program represents a disciplined and strategic use of capital, reinforcing our commitment to enhancing shareholder value while maintaining flexibility to invest in future growth.”

The Company intends to fund repurchases from its presently held internal funds, supplemented as needed by a dividend from West Coast Community Bank, and to execute repurchases in compliance with applicable federal and state securities laws and bank regulations, including without limitation, Rules 10b-18 and 10b5-1 promulgated under the Securities and Exchange Act of 1934, as amended. The stock repurchase program may be suspended, terminated or modified any time without notice. The program is subject to customary regulatory approvals or non-objections.

ABOUT WEST COAST COMMUNITY BANCORP AND WEST COAST COMMUNITY BANK

West Coast Community Bancorp is the bank holding company for West Coast Community Bank. Founded in 2004, the Bank is a top-rated, locally operated and full-service community bank headquartered in Santa Cruz, Calif. with branches in Aptos, Capitola, King City, Monterey, Salinas, San Jose, San Luis Obispo, San Mateo, Santa Cruz, Scotts Valley and Watsonville. West Coast Community Bank is distinguished from "big banks" by its relationship-based service, problem-solving focus and direct access to decision makers. The Bank also is an SBA Preferred Lending Partner. As a full-service bank, West Coast Community Bank offers competitive deposit and lending solutions for businesses and individuals; including business loans, lines of credit, commercial real estate financing, construction lending, asset-based lending, agricultural loans, SBA and USDA government guaranteed loans, credit cards, merchant services, remote deposit capture, mobile and online banking, bill payment and treasury management. True to its community roots, West Coast Community Bank supports regional well-being by actively participating in and donating to local nonprofit organizations. Visit www.wccb.com for more information.

Forward-Looking Statements

This release may contain statements that we believe are, or may be considered to be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations or assumptions regarding the future of the business, future plans and strategies, operational results and other future conditions of the Company. All statements other than statements of historical fact included in this release may constitute forward-looking statements, including statements regarding the prospects of our industry or our prospects, plans, expected operating results, financial position or business strategy. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as “plan,” “expect,” “look forward to,” “budget,” “scheduled,” “estimate,” “forecast,” “continue,” “intend,” “potential,” “anticipate,” “believe,” “should,” “may,” “could,” “would,” “might,” “seek,” “will,” “be taken,” “occur,” “be achieved” or the negative of these terms or variations of them or similar terms. These forward-looking statements include, without limitation, statements related to terms, timing, logistics and conditions of the Company’s share repurchase program, the Company’s utilization of the share repurchase program, and the Company’s compliance with applicable federal and state securities laws and bank regulations in connection with the administration of the share repurchase program. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those reflected in these forward-looking statements. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates (including but not limited to changes in depositor behavior and/or impacts on our core deposit intangible in relation thereto), inflation, government regulations and general economic conditions and competition within the business areas in which the Company and the Company’s clients are conducting their operations, including the impact of proposed or imposed tariffs or other trade restrictions, labor or supply chain issues, health of the real estate market in California, the Company’s ability to effectively execute its business plans, other factors beyond the Company’s control and those risks and uncertainties described in our filings with the Securities and Exchange Commission (“SEC”), which are available on the Investor Relations page of our website at investors.wccb.com and on the SEC’s website at www.sec.gov. Therefore, we caution you not to place undue reliance on any forward-looking statements contained herein, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

MEDIA CONTACTS
Krista Snelling, Chairman and Chief Executive Officer
Cecilia Situ, Executive Vice President and Chief Financial Officer
investorrelations@wccb.com

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